Exhibit 99.2

INCENTIVE STOCK OPTION AWARD AGREEMENT

This Incentive Stock Option Award Agreement (this “Agreement”) is made and entered into as of ________________ by and between Regional Health Properties, Inc., a Georgia corporation (the “Company”), and ____________________ (the “Participant”).

Date of grant of Option:             (the “Grant Date”)

Exercise price per share of Common Stock: (the “Exercise Price”)

Number of shares of Common Stock subject to the Option: ________ (the “Option Shares”)

Expiration date: (the “Expiration Date”)

1.Grant of Option.

1.1Grant; Type of Option.  The Company hereby grants to the Participant an option (the “Option”) to purchase the total number of shares of Common Stock equal to the number of Option Shares set forth above, at the Exercise Price set forth above.  The Option is being granted pursuant to the terms of the Regional Health Properties, Inc. 2020 Equity Incentive Plan (the “Plan”).  The Option is intended to be an Incentive Stock Option (within the meaning of Section 422 of the Code), although the Company makes no representation or guarantee that the Option will qualify as an Incentive Stock Option. To the extent that the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and all other plans of the Company and any Subsidiary or parent corporation thereof) exceeds $100,000, the Option shall be treated as a Non-Qualified Stock Option to the extent required by Section 422 of the Code.

1.2Consideration; Subject to Plan.  The grant of the Option is made in consideration of the services to be rendered by the Participant to the Company and is subject to the terms and conditions of the Plan. Capitalized terms used but not defined herein have the meaning ascribed to them in the Plan.

2.Exercise Period; Vesting.

2.1Vesting Schedule.  The Option will become vested and exercisable with respect to _________shares of Common Stock [on/upon] ________________.  The unvested portion of the Option will not be exercisable on or after the Participant’s Termination of Employment.

2.2Expiration.  The Option will expire, and become unexercisable, on the Expiration Date set forth above, or earlier as provided in this Agreement or the Plan.

3.Termination of Employment.

3.1Termination for Reasons Other Than Cause, Death, Permanent Disability.  Upon the Participant’s Termination of Employment for any reason other than Cause (as defined below), death or Permanent Disability, the Participant may exercise the vested portion of the Option, but only within such period of time ending on the earlier of: (a) the date three months following such Termination of Employment; or (b) the Expiration Date.

3.2Termination for Cause. Upon the Participant’s Termination of Employment for Cause, the Option (whether vested or unvested) shall immediately terminate and cease to be exercisable. For purposes of this Agreement: (i) if the Participant has an Employment Agreement with provisions addressing termination for cause, then “Cause” shall be defined as it is in such Employment Agreement;

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and (ii) if the Participant does not have an Employment Agreement with provisions addressing termination for cause, then “Cause” shall be as determined by the Committee.

3.3Termination due to Permanent Disability.  Upon the Participant’s Termination of Employment as a result of the Participant’s Permanent Disability meeting the requirements of Section 22(e)(3) of the Code as applicable pursuant to Section 422(c)(6) of the Code, the Participant may exercise the vested portion of the Option, but only within such period of time ending on the earlier of: (a) the date 12 months following such Termination of Employment; or (b) the Expiration Date.

3.4Termination due to Death.  Upon the Participant’s Termination of Employment as a result of the Participant’s death, any vested portion of the Option may be exercised by his or her personal representative or by any person empowered to do so under the deceased Participant’s will or under Applicable Law regarding descent and distribution, but only within the time period ending on the earlier of: (a) the date 12 months following such Termination of Employment; or (b) the Expiration Date.

4.Manner of Exercise; Payment of the Exercise Price; Issuance of Shares.

4.1Manner of Exercise; Payment of the Exercise Price. The Option, if exercisable, or the exercisable portion thereof, may be exercised solely by delivery to the Company of all of the following prior to the time when the Option or such portion becomes unexercisable under this Agreement or the Plan:

(a)A written notice signed by the Participant or other person then entitled to exercise the Option or portion thereof, stating that the Option or portion is being exercised, provided such notice complies with all applicable rules established by the Committee from time to time.

(b)Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations.  The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, causing legends to be placed on certificates for shares of Common Stock and issuing stop-transfer notices to agents and registrars.

(c)In the event that the Option shall be exercised pursuant to Section 12.1 of the Plan by any person or persons other than the Participant, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

(d)Full payment (in cash or by a certified check) for the shares of Common Stock with respect to which the Option or portion thereof is exercised, including the amount of any withholding tax due, unless with the prior written consent of the Committee:

(i)payment, in whole or in part, is made through the delivery of shares of Common Stock owned by the Participant, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, provided, that shares of Common Stock used to exercise the Option have been held by the Participant for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option;

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(ii)delivery of a written or electronic notice that the Participant has placed a market sell order with a broker with respect to shares of Common Stock then-issuable upon exercise of the Option (or portion thereof which is being exercised), and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, however, that payment of such proceeds is then made to the Company upon settlement of such sale; or

(iii)payment is made through any combination of the consideration provided for in this Section 4.1 or such other method approved by the Committee consistent with Applicable Law.

4.2Issuance of Shares.  Provided that the requirements set forth in Section 4.1 have been satisfied in form and substance satisfactory to the Company, the Company shall issue the shares of Common Stock issuable upon exercise of the Option registered in the name of the Participant, the Participant’s authorized assignee, or the Participant’s legal representative, which shall be evidenced by stock certificates or book entry representing the shares with the appropriate legends affixed thereto, appropriate entry on the books of the Company or of a duly authorized transfer agent, or other appropriate means as determined by the Company.

5.Tax Liability and Withholding.

5.1The Participant shall be required to pay to the Company, and the Company shall have the right to deduct from any compensation payable to the Participant, the amount of any required withholding taxes in respect of the exercise of the Option and to take all such other action as the Committee deems necessary to satisfy all obligations for the payment of such withholding taxes.  In the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation by any of the following means, or by a combination of such means:

(a)tendering a cash payment;

(b)authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Option having a Fair Market Value equal to the amount required to be withheld; provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by Applicable Law; or

(c)delivering to the Company previously owned and unencumbered shares of Common Stock with a Fair Market Value required to be withheld.

5.2Notwithstanding any action the Company takes with respect to any or all income tax, social insurance, payroll tax or other tax-related withholding (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and the Company: (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting or exercise of the Option or the subsequent sale of any shares acquired on exercise; and (b) does not commit to structure the Option to reduce or eliminate the Participant’s liability for Tax-Related Items.

6.No Right to Continued Employment. Nothing in the Plan or this Agreement: (a) shall confer upon the Participant any right to continue his or her employment relationship with the Company or any Affiliate, or to be retained in any position, whether as an Employee, Consultant, Director or

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otherwise; or (b) shall interfere with, or restrict in any way, the rights of the Company or any Affiliate to discharge or terminate the relationship with the Participant at any time for any reason whatsoever, subject to the terms of any Employment Agreement entered into by the Participant and the Company or any Affiliate.

7.No Rights as Shareholder. The Participant shall not have any rights or privileges as a shareholder of the Company in respect of any shares of Common Stock purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to the holder of such shares, or the shares have otherwise been recorded on the books of the Company or of a duly authorized transfer agent as owned by such holder.

8.Transferability.  The Option is not transferable by the Participant other than to a designated beneficiary upon the Participant’s death or by will or the Applicable Laws of descent and distribution, and is exercisable during the Participant’s lifetime only by him or her.  No assignment or transfer of the Option, or the rights represented thereby, whether voluntary or involuntary, by operation of Applicable Law or otherwise (except to a designated beneficiary, upon death, by will or the Applicable Laws of descent or distribution) will vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Option will terminate and become of no further effect.

9.Change-in-Control.  In the event of a Change-in-Control, and notwithstanding Section 12.3(d) of the Plan, the Committee may, in its discretion and upon at least ten (10) days’ advance notice to the Participant, cancel the Option and pay to the Participant the value of the Option based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event.  Notwithstanding the foregoing, if at the time of a Change-in-Control the Exercise Price of the Option equals or exceeds the price paid for a share of Common Stock in connection with the Change-in-Control, the Committee may cancel the Option without the payment of consideration therefor.

10.Adjustments.  The shares of Common Stock subject to the Option may be adjusted or terminated in any manner as contemplated by Section 12.3 of the Plan.

11.Qualification as an Incentive Stock Option.  It is understood that the Option is intended to qualify as an Incentive Stock Option (within the meaning of Section 422 of the Code).  Accordingly, the Participant understands that in order to obtain the benefits of an Incentive Stock Option, no sale or other disposition may be made of shares for which Incentive Stock Option treatment is desired within one (1) year following the date of exercise of the Option or within two (2) years from the Grant Date. The Participant understands and agrees that the Company shall not be liable or responsible for any additional tax liability the Participant incurs in the event that the Internal Revenue Service for any reason determines that the Option does not qualify as an Incentive Stock Option within the meaning of the Code.

12.Disqualifying Disposition.  If the Participant disposes of the shares of Common Stock prior to the expiration of either two (2) years from the Grant Date or one (1) year from the date the shares are transferred to the Participant pursuant to the exercise of the Option (a “Disqualifying Disposition”), the Participant shall notify the Company in writing within thirty (30) days after such disposition of the date and terms of such disposition. The Participant also agrees to provide the Company with any information concerning any such dispositions as the Company requires for tax purposes.

13.Compliance with Law.  The exercise of the Option and the issuance and transfer of shares of Common Stock subject to the Award granted under this Agreement shall be subject to compliance by the Company and the Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any securities exchange on which the Common Stock may be listed.

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No shares of Common Stock shall be issued pursuant to the Option, or transferred, unless and until any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel.  The Participant understands that the Company is under no obligation to register the shares of Common Stock with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

14.Notices.  Any notice required to be delivered to the Company under this Agreement shall be in writing and addressed to the Secretary of the Company at the Company’s principal corporate office.  Any notice required to be delivered to the Participant under this Agreement shall be in writing and addressed to the Participant at the Participant’s address as shown in the records of the Company.  Either party may designate another address in writing (or by such other method approved by the Company) from time to time.

15.Governing Law.  This Agreement will be administered, interpreted and enforced in accordance with the laws of the State of Georgia without regard to conflict of law principles thereof.

16.Interpretation.  The Committee shall have the power to interpret the Plan and this Agreement.  The Participant acknowledges that all decisions and determinations of the Committee shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under this Agreement, the Award granted under this Agreement or the Plan.

17.Subject to Plan.  This Agreement and the Award granted under this Agreement are subject to the terms and provisions of the Plan.  The terms and provisions of the Plan, as it may be amended from time to time, are hereby incorporated into this Agreement by reference.  In the event of a conflict between any term or provision contained in this Agreement and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.

18.Successors and Assigns.  The Company may assign any of its rights under this Agreement.  This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth in this Agreement and the Plan, this Agreement will be binding upon the Participant and the Participant’s beneficiaries, executors, administrators and the person to whom this Agreement may be transferred by will or under Applicable Law regarding descent or distribution.

19.Severability.  The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

20.Discretionary Nature of Plan.  The Plan is discretionary and may be amended or otherwise modified, suspended or terminated at any time from time to time by the Board or the Committee in accordance with its terms.  The grant of an Award under this Agreement does not create any contractual right or other right to receive any Common Stock or other Awards in the future.  Future Awards, if any, will be at the sole discretion of the Committee.  Any amendment, modification, suspension or termination of the Plan shall not constitute a change or impairment of the terms and conditions of the Participant’s employment with the Company.

21.No Impact on Other Benefits.  Except as may otherwise be set forth in any Employment Agreement with the Participant, the value of the Option is not part of his or her normal or expected compensation for purposes of calculating any severance, retirement, welfare, insurance or similar employee benefit.

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22.Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.  Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in portable document format (.pdf), or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

23.Acceptance.  The Participant hereby acknowledges receipt of a copy of the Plan and this Agreement.  The Participant has read and understands the terms and provisions thereof, and accepts the Award granted under this Agreement subject to all of the terms and conditions of the Plan and this Agreement.  The Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the underlying shares and that the Participant should consult a tax advisor prior to such exercise or disposition.

[signature page follows]

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Exhibit 99.2

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

REGIONAL HEALTH PROPERTIES, INC.

By:

Name:

Title:

PARTICIPANT:

Signature:

Name:

[Signature Page to Incentive Stock Option Award Agreement]

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